UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2003


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                  0-27824                  33-0684451
          --------                  -------                  ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)            File No.)             Identification No.)
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580 White Plains Road, Tarrytown, New York                         10591
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100







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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)         Exhibits:

            99.1      Press Release of the Registrant dated November 10, 2003.


Item 12.    Results of Operations and Financial Condition.
--------    ----------------------------------------------

On November 10, 2003, SPAR Group, Inc. (the "Registrant") issued the press release attached to this Current Report on Form 8-K (the "Report") as Exhibit
99.1 reporting its financial results for the three months ended September 30, 2003, which is incorporated herein by reference.

The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SPAR Group, Inc.

Date:    November 13, 2003                      By:  /s/ CHARLIE CIMITILE
                                                     ---------------------------
                                                     Charlie Cimitile
                                                     Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number               Description
------               -----------

99.1                 Press Release of the Registrant dated November 10, 2003.